UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
September 5, 2019

NUCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-4119	13-1860817
(Commission File Number)	(IRS Employer Identification No.)

1915 Rexford Road , Charlotte , North Carolina	28211
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (
704
)
366-7000
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.40 per share	NUE	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE
This Amendment No. 2 amends the Current Report on Form 8-K (the “Original 8-K”) Nucor Corporation (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on September 9, 2019, as amended by Amendment No. 1 filed with the SEC on September 26, 2019 (“Amendment No. 1”), regarding, among other things, the election of Leon J. Topalian to succeed John J. Ferriola as Chief Executive Officer of the Company on January 1, 2020 following Mr. Ferriola’s retirement as Chairman and Chief Executive Officer of the Company on December 31, 2019. The disclosure included in the Original 8-K, as amended by Amendment No. 1, otherwise remains unchanged.
Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On December 13, 2019, the Compensation and Executive Development Committee of the Company’s Board of Directors (the “Board”) increased Mr. Topalian’s annual base salary to $1,000,000, effective January 1, 2020, due to his promotion on such date to Chief Executive Officer of the Company. Also, in connection with such promotion, Mr. Topalian’s target award under the Company’s Senior Officers Annual Incentive Plan will increase to 150% of his annual base salary and his target award under the Company’s Senior Officers Long-Term Incentive Plan will increase to 200% of his annual base salary, both effective January 1, 2020.
Additionally, on December 13, 2019, the Board elected Mr. Topalian to the Board, effective January 1, 2020, with a term expiring at the Company’s 2020 annual meeting of stockholders. Mr. Topalian has not been and is not expected to be named to any committees of the Board. There are no arrangements or understandings between Mr. Topalian and any other persons pursuant to which he was selected as a director. There are no transactions involving the Company and Mr. Topalian that the Company would be required to report pursuant to Item 404(a) of Regulation
S-K.
Mr. Topalian, as an employee of the Company, will not be entitled to receive compensation (other than his compensation as an employee of the Company) for his service on the Board.
Finally, on December 13, 2019, the Board elected John H. Walker, a director of the Company, as
Non-Executive
Chairman of the Board, effective January 1, 2020.
A copy of the news release announcing Mr. Topalian’s election to the Board and Mr. Walker’s election as
Non-Executive
Chairman of the Board is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	News Release of Nucor Corporation dated December 13, 2019

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL (included in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUCOR CORPORATION

Date: December 13, 2019	By:	/s/ James D. Frias
James D. Frias
Chief Financial Officer, Treasurer and Executive Vice President